                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1996 to May 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of June, 1996.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/Phyllis A. Knight
                                      ---------------------------
                                      Phyllis A. Knight
                                      Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1996

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 6/17/96


                                                 Total $             Per $1,000
                                                 Amount               Original
                                               -----------           ----------
Class A Certificates
- --------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                           $4,823,685.01

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                         0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                      4,823,685.01

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)          6.05%
          b. Class A-1 Interest                   249,115.28         4.88461333
          c. Class A-2 Remittance Rate(6.45%)          6.45%
          d. Class A-2 Interest                   306,375.00         5.37500000
          e. Class A-3 Remittance Rate(6.70%)          6.70%
          f. Class A-3 Interest                   251,250.00         5.58333333
          g. Class A-4 Remittance Rate(7.10%)          7.10%
          h. Class A-4 Interest                   207,083.33         5.91666657
          i. Class A-5 Remittance Rate(7.35%)          7.35%
          j. Class A-5 Interest                   287,875.00         6.12500000
          k. Class A-6 Remittance Rate(7.85%,
             unless Weighted Average Contract
             rate is below (7.85%)                     7.85%
          i. Class A-6 Interest                   481,793.75         6.54166667

      (3) Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                   .00                .00

      (4) Remaining:
          a. Unpaid Class A Interest
             Shortfall                                   .00                .00

B.    Principal
      (5) Formula Principal Distribution
           Amount                               1,916,500.81                N/A
          a. Scheduled Principal                  468,557.84                N/A
          b. Principal Prepayments              1,447,942.97                N/A
          c. Liquidated Contracts                        .00                N/A
          d. Repurchases                                 .00                N/A

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1996

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 6/17/96


  (6) Pool Scheduled Principal
       Balance                                368,373,605.11       990.57433552
 (6a) Pool Factor                                  .99057434

  (7) Unpaid Class A Principal Shortfall
      (if any)following prior Remittance
      date                                               .00

  (8) Class A Percentage for such Remittance
      Date                                            91.96%

  (9) Class A Percentage for the following
        Remittance Date                               91.92%

 (10) Class A Principal Distribution:
      a. Class A-1                              1,916,500.81        37.57844725
      b. Class A-2                                       .00                .00
      c. Class A-3                                       .00                .00
      d. Class A-4                                       .00                .00
      e. Class A-5                                       .00                .00
      f. Class A-6                                       .00                .00

 (11) Class A-1 Principal Balance              47,494,795.11       931.27049235
(11a) Class A-1 Pool Factor                        .93127049

 (12) Class A-2 Principal Balance              57,000,000.00       1000.0000000
(12a) Class A-2 Pool Factor                       1.00000000

 (13) Class A-3 Principal Balance              45,000,000.00       1000.0000000
(13a) Class A-3 Pool Factor                       1.00000000

 (14) Class A-4 Principal Balance              35,000,000.00       1000.0000000
(14a) Class A-4 Pool Factor                       1.00000000

 (15) Class A-5 Principal Balance              47,000,000.00       1000.0000000
(15a) Class A-5 Pool Factor                       1.00000000

 (16) Class A-6 Principal Balance              73,650,000.00       1000.0000000
(16a) Class A-6 Pool Factor                       1.00000000

 (17) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                               .00

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1996

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 6/17/96


C. Aggregate Scheduled Balances and Number of Delinquent Contracts as of Determination Date

 (18) 31-59 days                                  999,062.79                 30

 (19) 60 days or more                              51,237.81                  1

 (20) Current Month Repossessions                        .00                  0

 (21) Repossession Inventory                             .00                  0

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

 (22) Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                                  .01%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                     .01%

 (23) Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                                  .27%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                     .11%

 (24) Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2000 to
          March 31, 2001, 6.5% from April 1, 2001 to March 31,
          2002, 8.5% from April 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                               0%

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                    PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1996

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 6/17/96


 (25) Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                               0

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                              0%

 (26) Class M-1 Principal Balance Test

      (a) The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                               17.08%

 (27) Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                       .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                                 8.04%

           GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
       PASS-THROUGH CERTIFICATES, SERIES 1996-3
                 CLASS M1 CERTIFICATES
                     MONTHLY REPORT                 CUSIP#'S 393505MG4
                       May, 1996                    TRUST ACCOUNT #80-4135900
                         Page 5                     REMITTANCE DATE: 6/17/96


                                                 Total $             Per $1,000
                                                 Amount               Original
                                               -----------           ----------
CLASS M1 CERTIFICATES
- ---------------------
 (28) Amount available (including Monthly
      Servicing Fee)                            1,123,691.83

A.    Interest
 (29) Aggregate interest
      a. Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                         7.70%
      b. Class M-1 Interest                       214,765.83         6.41666657

 (30) Amount applied to Class M-1 Interest
       Deficiency Amount                                 .00                  0

 (31) Remaining unpaid Class M-1 Interest
       Deficiency Amount                                 .00                  0

 (32) Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall             .00                  0

 (33) Remaining:
      a. Unpaid Class M-1 Interest Shortfall             .00                  0

B.    Principal
 (34) Formula Principal Distribution Amount
      a. Scheduled Principal                             .00                N/A
      b. Principal Prepayments                           .00                N/A
      c. Liquidated Contracts                            .00                N/A
      d. Repurchases                                     .00                N/A

 (35) Class M-1 Principal Balance              33,470,000.00      1000.00000000
(35a) Class M-1 Pool Factor                       1.00000000

 (36) Class M-1 Percentage for such Remittance
      Date                                              .00%

 (37) Class M-1 Principal Distribution:
      a. Class M-1 (current)                             .00         0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                            .00

 (38) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                               .00

 (39) Class M-1 Percentage for the following
      Remittance Date                                   .00%

         GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
     PASS-THROUGH CERTIFICATES, SERIES 1996-3
               CLASS B CERTIFICATES
                  MONTHLY REPORT                    CUSIP#'S 393505-MH2,MJ8
                     May, 1996                      REMITTANCE DATE: 6/17/96


                                                   Total $      Per $1,000
                                                   Amount        Original
                                                 -----------    ----------
Class B1 Certificates
- ---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                       908,926.00

  (2)  Class B-1 Remittance Rate (7.70% unless
       Weighted Average Contract Rate is
       below 7.70%)                                      7.70%

  (3)  Aggregate Class B1 Interest                   95,447.92  6.41666689

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                               .00         .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                  .00         .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                   .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                   .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date            .00

 (8a)  Class B Percentage for such
       Remittance Date                                     .00

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)              .00

(10a)  Class B1 Principal Shortfall                        .00

(10b)  Unpaid Class B1 Principal Shortfall                 .00

 (11)  Class B Principal Balance                 29,758,810.00

 (12)  Class B1 Principal Balance                14,875,000.00

Class B2 Certificates
- ---------------------
 (13)  Remaining Amount Available                   813,478.08

 (14)  Class B-2 Remittance Rate (8.05%
       unless Weighted Average Contract
       Rate is less than 8.05%)                          8.05%

(15)   Aggregate Class B2 Interest                   99,845.56  6.70833342

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996
                                                    CUSIP#'S 393505-MH2,MJ8
                                                    REMITTANCE DATE: 6/17/96

                                                     Total $        Per $1,000
                                                     Amount         Original
                                                   -----------     ----------
 (16) Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00          .00

 (17) Remaining Unpaid Class B2
      Interest Shortfall                                     .00          .00

 (18) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                                   .00

 (19) Class B2 Principal Liquidation
      Loss Amount                                            .00
 (20) Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                   .00

 (21) Guarantee Payment                                      .00

 (22) Class B2 Principal Balance                   14,883,810.00

 (23) Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                154,287.54

 (24) Class C Residual Payment                        559,344.98

 (25) Class M-1 Interest Deficiency on such
      Remittance Date                                        .00

 (26) Class B-1 Interest Deficiency on such
      Remittance Date                                        .00

 (27) Repossessed Contracts                                  .00

 (28) Repossessed Contracts Remaining
      in Inventory                                           .00

 (29) Weighted Average Contract Rate                     9.92648